Exhibit 10.1
EXECUTION COPY
               THIRD AMENDMENT dated as of December 18, 2009 (this “Amendment”), to the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2007, as amended (the “Credit Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation (“Goodyear”); GOODYEAR DUNLOP TIRES EUROPE B.V., a corporation organized under the laws of the Netherlands; GOODYEAR DUNLOP TIRES GERMANY GMBH, a company organized under the laws of the Federal Republic of Germany; GOODYEAR DUNLOP TIRES OPERATIONS S.A., a société anonyme organized under the laws of Luxembourg; the lenders party thereto (together with their successors and permitted assigns thereunder, the “Lenders”); J.P. MORGAN EUROPE LIMITED, as Administrative Agent (in such capacity, the “Administrative Agent”); and JPMORGAN CHASE BANK, N.A., as Collateral Agent.
     WHEREAS, on the terms and conditions set forth in the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrowers; and
     WHEREAS Goodyear and the Borrowers have requested that the Lenders amend, and the Lenders under the Credit Agreement whose signatures appear below, constituting at least the Majority Lenders, are willing to amend, certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement or, if not defined therein, in the Guarantee and Collateral Agreement, each as amended hereby or pursuant hereto.
     SECTION 2. Amendment of the Credit Agreement. Upon the effectiveness of this Amendment as provided in Section 5 below, Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of Consolidated Net J.V. Indebtedness, with the following definition:
          “Consolidated Net J.V. Indebtedness” means, at any date, (a) the sum for the European J.V. and its Consolidated Subsidiaries at such date, without duplication, of (i) all Indebtedness (other than obligations in respect of Swap Agreements) that is included on the European J.V.’s consolidated balance sheet, (ii) all Capitalized Lease Obligations, (iii) all synthetic lease financings and (iv) all Qualified Receivables Transactions, minus (b) the Cash Amount, all determined in accordance with GAAP. For purposes of computing Consolidated Net J. V. Indebtedness, (A) the amount of any synthetic lease financing shall equal the amount that would be capitalized in respect of such lease if it were a Capitalized Lease Obligation, (B) Indebtedness owing by the European J. V. or any of its Consolidated Subsidiaries to Goodyear or any of its Consolidated Subsidiaries shall be disregarded, and (C) the “Cash Amount” shall mean:
          (x) for any date on or before March 31, 2011, the sum of (i) the aggregate amount of cash and Temporary Cash Investments in excess of $100,000,000 held at such time by the European J.V. and its Consolidated Subsidiaries, (ii) the aggregate amount of cash and Temporary Cash Investments in excess of $150,000,000 held at such time by Goodyear and its Consolidated Subsidiaries that are US Subsidiaries and (iii) if at such date the requirements of Section 6.09 of the First Lien Agreement do not apply and the conditions to borrowing under the First Lien Agreement are met, the amount equal to the difference between (1) the lesser of (x) the Borrowing Base (as defined in the First Lien Agreement) and (y) the aggregate amount of the Commitments (as defined in the First Lien Agreement) in effect at such time under the First Lien Agreement minus (2) the aggregate amount of the Credit Exposures (as defined in the First Lien Agreement) at such time, and
          (y) for any date on and after April 1, 2011, the aggregate amount of cash and Temporary Cash Investments in excess of $100,000,000 held at such time by the European J.V. and its Consolidated Subsidiaries.
For purposes of Section 6.09, Consolidated Net J.V. Indebtedness will be determined in Euros based upon the Exchange Rate in effect on the last day of the applicable period.
     SECTION 3. Representations and Warranties. Each of Goodyear and each Borrower represents and warrants to the Administrative Agent and the Lenders that:
          (a) After giving effect to this Amendment, no Default has occurred and is continuing.
          (b) All representations and warranties of Goodyear, the European J.V. and each other Borrower set forth herein and in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties relate to an earlier date (in which case they were true and correct as of such earlier date).

     SECTION 4. Fees. Goodyear agrees to pay on the Amendment Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers a counterpart of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on December 18, 2009, a work fee (the “Work Fee”) in an amount equal to 0.125% of the aggregate amount of such Lender’s Commitments. All such fees shall be payable in immediately available funds and shall not be refundable.
     SECTION 5. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) counterparts hereof duly executed and delivered by Goodyear, each Borrower and the Majority Lenders, (b) a certificate of a Financial Officer of Goodyear stating that on the Amendment Effective Date (i) no Default or Event of Default has occurred and is continuing, and (ii) the representations and warranties of Goodyear, the European J.V. and each other Borrower set forth herein and in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date (in which case they were true and correct as of such earlier date), and (c) the Work Fees payable to the Lenders that delivered counterparts of this Amendment on or prior to the time specified in Section 4.
     SECTION 6. No Other Amendments or Waivers; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle Goodyear or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall be a Credit Document for all purposes of the Credit Agreement. On and after the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.
     SECTION 7. Expenses. Goodyear agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and Allen & Overy LLP, counsel for the Administrative Agent.
     SECTION 8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
     SECTION 9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the signature pages hereof.

     SECTION 10. Austrian Matters. Each party hereto is reminded of its obligations under Section 9.20 of the Credit Agreement and confirms that it will execute this Amendment outside the Republic of Austria, it will not send any notice or other communication in respect of this Amendment into or from the Republic of Austria and it will not send to or otherwise produce in Austria an original copy, notarised copy or certified copy of this Amendment.
     SECTION 11. Headings. The section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY,

by	/s/ Damon J. Audia

Name: Damon J. Audia
Title: Senior Vice President, Finance and Treasurer

GOODYEAR DUNLOP TIRES EUROPE B.V.,

by	/s/ Dominique Golsong

Name: Dominique Golsong
Title: Director

by	/s/ Olivier Rousseau

Name: Olivier Rousseau
Title: Vice President Finance — Europe, Middle East and Africa Tire

GOODYEAR DUNLOP TIRES GERMANY GMBH,

by	/s/ Rainer Landwehr

Name: Rainer Landwehr
Title: Managing Director Goodyear Dunlop Tires Germany GmbH

by	/s/ Ajay Sirohi

Name: Ajay Sirohi
Title: Director of Finance Goodyear Dunlop Tires Germany GmbH

GOODYEAR DUNLOP TIRES OPERATIONS S.A.,

by	/s/ Arthur de Bok

Name: Arthur de Bok
Title: Director

by	/s/ D Golsong

Name: D Golsong

J.P. MORGAN EUROPE LIMITED, individually
and as Administrative Agent,

by	/s/ Ching Loh

Name: Ching Loh
Title: Associate

JPMORGAN CHASE BANK, N.A. individually
and as Collateral Agent,

by	/s/ Robert P. Kellas

Name: Robert P. Kellas
Title: Executive Director

The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:

NAME OF INSTITUTION:

GE CORPORATE FINANCE BANK SAS

by	/s/ Max Jessernigg

Name: Max Jessernigg
Title: Executive Director

For any institution requiring a second signature line:

by	/s/ Julia Gnezdilova

Name: Julia Gnezdilova
Title: Director

The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:

CALYON NEW YORK BRANCH:

By	/s/ Blake Wright

Name: Blake Wright
Title: Managing Director

For an institution requiring a second signature line:

By	/s/ Joseph A. Philbin

Name: Joseph A. Philbin
Title: Director

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:

     BNP PARIBAS

by	/s/ Nader Tannous
	Name:	Nader Tannous
	Title:	Vice President

For any institution requiring a second signature line:

by	/s/ Berangere Allen
	Name:	Berangere Allen
	Title:	Vice President

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:
     DEUTSCHE BANK AG NEW YORK BRANCH

by	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

For any institution requiring a second signature line:

by	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:

     CITIBANK, N.A.

by	/s/ Wayne Beckmann
	Name:	Wayne Beckmann
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:

     KBC BANK NV

by	/s/ Philip Marck
	Name:	Philip Marck
	Title:	General Manager Division Corporate Banking Belgium

For any institution requiring a second signature line:

by
Name:
Title:

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:
     MORGAN STANLEY BANK, N.A.

by	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:
     UNICREDIT BANK SLOVAKIA A.S.

by	/s/ Jozef Barta
	Name:	Jozef Barta
	Title:	Chairman of Board of Directors

For any institution requiring a second signature line:

by	/s/ Miroslav Strokendl
	Name:	Miroslav Strokendl
	Title:	Member of Board of Directors

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:

     DEXIA BANQUE INTERNATIONALE A
     LUXEMBOURG SOCIETE ANONYME

by	/s/ Marc Schronen
	Name:	Marc Schronen
	Title:	Director

For any institution requiring a second signature line:

by	/s/ André Poorters
	Name:	André Poorters
	Title:	Managing Director

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:
     GOLDMAN SACHS CREDIT PARTNERS L.P.

by	/s/ Allison O’ Connor
	Name:	Allison O’ Connor
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:

     BANK OF AMERICA

by	/s/ Charles Fairchild
	Name:	Charles Fairchild
	Title:	Officer

For any institution requiring a second signature line:

by
Name:
Title:

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:
     THE NORTHERN TRUST COMPANY

by	/s/ Jeffrey P. Sullivan
	Name:	Jeffrey P. Sullivan
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

     The undersigned institution hereby approves and becomes a party to the Third Amendment dated as of December 17, 2009, to the Amended and Restated Revolving Credit Agreement dated as of April 30, 2007, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, and Goodyear Dunlop Tires Operations S.A.:
     NAME OF INSTITUTION:
     ALIE STREET INVESTMENTS 6 LIMITED

by	/s/ James Russell
	Name:	James Russell
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title: